Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act



I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Opportunity Fund, a series of Scudder Portfolio Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                              /s/Richard T. Hale
                                                -----------------------------
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Scudder High Income
                                                Opportunity Fund, a series of
                                                Scudder Portfolio Trust


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Income Opportunity Fund, a series of Scudder Portfolio Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                                /s/Charles A. Rizzo
                                                  ------------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder High Income
                                                  Opportunity Fund, a series of
                                                  Scudder Portfolio Trust